Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 12 – Income Taxes

A.	General

The Company is assessed for tax purposes on an unconsolidated basis. Each of the Company’s subsidiaries is subject to the tax rules prevailing in its country of incorporation.

B.	Corporate Taxation

Israeli subsidiary:

In January 2016, the Israeli corporate income tax law was amended and reduced as of January 1, 2016 to 25% (from 26.5%). In December 2016, the Israeli corporate income tax law was further amended and reduced as of January 1, 2017 to 24% and as of January 1, 2018 to 23%.

On February 7, 2018, the Israeli Tax Authority issued a ruling granting the Company’s Israeli subsidiary ”Preferred Technological Enterprise” status  as defined under the Encouragement of Capital Investment Law -1959 (the "Approval"). The grant of the status means that the Company’s Israeli subsidiary will be subject to a reduced Israeli corporate tax rate that will range between 6%-12% on any future taxable "technological income" which includes sales, licenses and royalties from its IP protected products . The tax ruling applies for five years until 2022 and may be extended for further periods subject to meeting certain requirements.

Maltese subsidiary:

Taxable income of Maltese companies is subject to tax at the rate of 35% in 2017 and 2016 (“Regular Tax Rate”).

C.	Net Operating Loss Carry forward

As of December 31, 2017, the Company had approximately $52.5 million net-operating-loss carry forwards, consisting of approximately $12.0 million of Maltese net-operating-loss carry forwards and approximately 40.5 million Israeli net-operating-loss carry forward. Additionally, the Company had approximately $570 thousand of capital loss carry forward from the sale of marketable securities. The Maltese and the Israeli loss carry forwards have no expiration date.

D.	Deferred income taxes

Deferred-tax assets for carry forward losses in Malta and Israel are calculated using the applicable tax rate at the time of expected realization of the carry forward losses. The Company has provided full valuation allowances in respect of deferred-tax assets. Management currently believes that it is more likely than not that those deferred taxes will not be realized in the foreseeable future.

Significant components of the Company’s and its subsidiaries’ assets are as follows

	As of December 31,
	2017	2016
	(in thousands)
Deferred tax assets
Israeli subsidiary net-operating-loss carry forward	$4,868	$6,003
Maltese subsidiary net-operating-loss carry forward	4,611	4,609
Israeli subsidiary capital-loss carry forward	142	407
Other reserves and allowances	12	82
Total deferred-tax assets	9,633	11,101
Valuation allowance	(9,633)	(11,101)
Net deferred-tax assets	$–	$–

E.	Tax assessments

The Israeli subsidiaries received final tax assessments through the year ended December 31, 2012.

F.	Effective tax expense

A reconciliation of the Company’s effective tax expense to the Company’s theoretical statutory tax benefit is as follows:

	Year ended December 31,
	2017	2016	2015
	(in thousands)

Loss before taxes on income, as reported in the consolidated statements of operations	$12,299	$16,847	$10,622

Statutory tax rate	24%	25%	26.5%

Theoretical tax benefit	2,952	4,212	2,815
Losses and other items for which a valuation allowance was provided or benefit from loss carry forwards	(2,952)	(4,212)	(2,815)
Tax withheld from upfront payment from Samil	-	105	-
Others	-	1	-
Actual tax expense	$-	$106	$-